STEIN ROE ADVISOR Tax-Managed Growth Fund    Annual report
Managed by Stein Roe & Farnham Incorporated
October 31, 1998

                         Not FDIC    May Lose Value
                         Insured     No Bank Guarantee

                        Stein Roe Advisor Tax-Managed
                           Growth Fund Highlights
                    November 1, 1997 -- October 31, 1998

Investment Objective: Stein Roe Advisor Tax-Managed Growth Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

The Fund is Designed to Offer:

      [X]   Premier growth management
      [X]   A sensitivity to taxes
      [X]   The potential for attractive returns before and after taxes

Portfolio Management Commentary: "U.S. stock prices became increasingly volatile during the period, as a variety of external factors fueled expectations of declining corporate earnings growth. The Fund's performance during the period was above its Lipper peer group average,1 and our tax-managed strategies helped boost the Fund's after-tax returns relative to its peers."
                                            - Mel Hughes and Steve Berman

            Stein Roe Advisor Tax-Managed Growth Fund Performance

                                           Class A     Class B     Class C
Inception date                            12/30/96    12/30/96    12/30/96
--------------------------------------------------------------------------
12-month total returns, assuming           11.21%      10.37%      10.37%
 reinvestment of all distributions
 and no sales charge or contingent
 deferred sales charge (CDSC)
--------------------------------------------------------------------------
Net asset value per share on 10/31/98     $13.39      $13.20      $13.20
--------------------------------------------------------------------------

Top Five Holdings (as of 10/31/98)(2)   Top Five Sectors (as of 10/31/98)(2)
-------------------------------------   ------------------------------------
1. Procter & Gamble Co.       3.3%      1. Financials                21.9%
2. Alza Corp.                .3.3%      2. Consumer Cyclicals        15.4%
3. S&P Depository Receipts    3.1%      3. Consumer Staples          13.6%
4. Philip Morris Co., Inc.    3.1%      4. Technology                11.4%
5. Fannie Mae                 3.0%      5. Health Care               10.4%

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor and its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[FN]
<F1>  Lipper Analytical Services, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Growth Funds peer group of 945 mutual funds was 9.61% for the 12 months ended October 31, 1998. The Fund had a total return of 11.21% for Class A shares at net asset value and was ranked 507 out of 945 funds.
<F2>  Holdings and sectors are calculated as a percentage of total net assets. The sector classifications used on this page are based upon Stein Roe's defined criteria. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.


                             President's Message
                            To Fund Shareholders

In June 1998, Harold Cogger retired as president of Stein Roe Advisor Tax-Managed Growth Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I present you with your Fund's annual report for the 12-month period ended October 31, 1998.

Over the past 12 months, a variety of global events contributed to higher levels of volatility in stock markets throughout the world, including the U.S. Early in the period, turmoil in Southeast Asia and the subsequent concern over a global economic slowdown created an investment environment of uncertainty. In a search for stability, investors worldwide gravitated toward stocks of large, well-known blue-chip companies, which helped push the Standard & Poor's 500 Index to a record high in July 1998. That same month, however, a monetary and political crisis in Russia and continued concerns about Asia set the stage for a dramatic correction in U.S. stock prices. Stocks did end the period on a positive note, as two rate cuts by the Federal Reserve in the fall helped reduce fears of a U.S. recession.

It was another very challenging period for broad-based equity fund managers. In a trend that has existed throughout 1997 and most of 1998, strong U.S. equity market performance was led by stocks of only a handful of large, well-established U.S. companies, making it difficult for equity fund managers to maintain proper diversification and still outperform the market. Fortunately, the Stein Roe Advisor Tax-Managed Growth Fund sought to maximize after-tax returns by paying out no taxable distributions to shareholders.

The following report will provide you with more specific information about your Fund's performance and the strategies used to increase the Fund's after-tax returns. Thank you for choosing Stein Roe Advisor Tax-Managed Growth Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
December 11, 1998

Because market and economic conditions change frequently, there can be no assurance that the trends described above and on the following pages will continue.


                         Portfolio Management Report

Mel Hughes and Steve Berman are senior equity analysts at Stein Roe & Farnham Incorporated and members of the ten-person investment management team for Stein Roe Advisor Tax-Managed Growth Fund. What follows is a discussion of the Fund's performance for the 12-month period ended October 31, 1998.

Economic uncertainty increased volatility in equity markets

Volatility became the norm during the period, as a variety of global events caused U.S. equities to experience dramatic price swings in both directions. Financial and economic turmoil in the developing regions of Southeast Asia, Latin America and Russia had a ripple effect in the U.S., impacting our financial markets and the economy as a whole. Fearing a global economic slowdown, equity investors sought refuge in stocks of large, well-established U.S. companies. Following an equity market peak in July 1998, the prolonged rally came to an abrupt end when Russia experienced serious political and financial problems. U.S. stock prices did end the period on a positive note, however, as two short-term interest rate cuts by the Federal Reserve in the fall helped to reduce investor concerns of a U.S. recession.

Narrow market performance challenges equity fund managers

The vast majority of U.S. equity market performance in 1998 was due to a continuation of the narrow market leadership we witnessed in 1997. Sustained investor demand for the highest quality blue-chip stocks resulted in a market where a relatively small number of stocks made the largest contribution to the return of the S&P 500, which gained over 22% in the past 12 months. This type of market environment made it very challenging for diversified investment managers to post similar returns. While the Fund is invested predominantly in large-cap stocks, it has a larger weighting in mid-cap stocks than the S&P 500.

The Fund performed well relative to its peer group

Compared to other funds in its Lipper peer group, the Stein Roe Advisor Tax-Managed Growth Fund outperformed the group's average return. For the 12 months ended October 31, 1998, the Fund's Class A shares had a total return of 11.21%, based on net asset value. By comparison, the average total return for the Lipper Growth Funds category was 9.61% for the same 12-month period. After-tax returns were enhanced by the Fund's 100% tax efficiency during the period. There were no net capital gains distributed to shareholders.

Market correction provided an opportunity to manage taxes

During the past 12 months, periods of volatility provided a number of opportunities, both to capture capital losses and upgrade the portfolio with attractively priced, high-quality stocks. For example, an opportunity came during the market downturn in August 1998, when we selectively harvested losses that could be used to offset gains. The most common strategy we use is a "tax switch," where we sell a stock and invest the proceeds in another stock within the same sector. For example, in the energy sector, we realized a loss when we sold Ocean Energy and switched into Amoco (2.0% of total net assets), another energy stock that offered equal or greater upside growth potential and comparatively less risk. In another instance, we sold only a portion of our Citicorp holdings (1.1% of total net assets), a stock that continued to offer strong fundamentals and good upside potential. After capturing a tax loss on this sale, we used the proceeds to purchase Sunamerica, Inc. (0.9% of total net assets), another attractive financial stock which is now in the process of being acquired by AIG, a premier global insurance company.

Earnings growth can continue, but at a slower pace

Looking ahead, we expect a period of continued, albeit more modest, earnings growth against a backdrop of stable or declining interest rates. Such a climate should have a generally positive influence on stock prices. While we anticipate continued earnings growth, we believe it will come at a slower pace as global economic, political and financial uncertainties begin to impact the profitability of U.S. companies.

We have a positive bias toward the market, but expect continued volatility in the months to come. However, we believe the Fund is well positioned for this type of environment. In forming the core of our portfolio, we continue to focus on identifying attractive, quality growth stocks, particularly those that are not dependent on a strong economy. Going forward, we continue to believe that quality growth stocks offer two important advantages for the Fund's shareholders. First, their above-average earnings growth prospects underlie our expectation for attractive investment returns over the longer term. Second, growth stocks are relatively tax-efficient, particularly when combined with the tax-sensitive strategies and tactics we employ.

                Stein Roe Advisor Tax-Managed Growth Fund vs.
                       The Standard & Poor's 500 Index
            Change in Value of $10,000 from 12/31/96 -- 10/31/98
                     Class A shares based on NAV and POP

                                         S&P 500        NAV         POP
                                         -------        ---         ---

12/96                                    10,000       10,000      10,000
 1/97                                    10,624       10,428       9,829
 2/97                                    10,708       10,269       9,678
 3/97                                    10,269        9,711       9,153
 4/97                                    10,861       10,000       9,425
 5/97                                    10,546       10,767      10,148
 6/97                                    12,060       11,285      10,636
 7/97                                    13,019       12,181      11,481
 8/97                                    12,290       11,643      10,974
 9/97                                    12,963       12,400      11,687
10/97                                    12,531       11,992      11,302
11/97                                    13,110       12,271      11,565
12/97                                    13,335       12,440      11,725
 1/98                                    13,482       12,679      11,950
 2/98                                    14,454       13,556      12,776
 3/98                                    15,194       14,143      13,330
 4/98                                    15,349       14,133      13,321
 5/98                                    15,086       13,785      12,992
 6/98                                    15,698       14,094      13,283
 7/98                                    15,532       13,984      13,180
 8/98                                    13,288       11,723      11,049
 9/98                                    14,140       12,480      11,762
10/98                                    15,289       13,337      12,570

                                                            Value of a
                      Average Annual Total Returns      $10,000 investment
                            As of 10/31/98               made on 12/31/96
--------------------------------------------------------------------------
Class*                 1 year                Life         As of 10/31/98
--------------------------------------------------------------------------
A       NAV            11.21%               16.70%           $13,337
        POP             4.82                13.00             12,570
B       NAV            10.37                15.80             13,161
        w/CDSC          5.37                13.86             12,761
C       NAV            10.37                15.80             13,161
        w/CDSC          9.37                15.80             13,161
E       NAV            11.15                16.56             13,307
        POP             5.59                13.35             12,641
F       NAV            10.36                15.85             13,170
        w/CDSC          5.36                13.91             12,770
G       NAV            11.13                16.66             13,327
        POP             6.13                13.77             12,727
H       NAV            10.45                15.85             13,170
        w/CDSC          5.45                13.91             12,770

<F*>  Inception date for all classes is 12/30/96.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares, 5% for Class E shares and 4.50% for Class G shares. The CDSC returns reflect charges of 5% for one year and 4% since inception for Class B, F and H shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.


                            INVESTMENT PORTFOLIO
                       OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS 94.8%                         COUNTRY      SHARES     VALUE
--------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 21.8%
  Depository Institutions - 9.5%
  BankAmerica Corp.                                        75     $  4,288
  Chase Manhattan Corp.                                    36        2,068
  U.S. Bancorp                                            107        3,916
  Washington Mutual, Inc.                                 100        3,729
  Wells Fargo & Co.                                        13        4,847
                                                                  --------
                                                                    18,848
                                                                  --------

  Insurance Carriers - 6.2%
  Allstate Corp.                                          103        4,444
  Citigroup. Inc.                                          46        2,141
  Nationwide Financial Services, C                         95        3,926
  Sunamerica, Inc.                                         25        1,763
                                                                  --------
                                                                    12,274
                                                                  --------

  Investment Companies - 3.1%
  Standard and Poor's Depository R                         56        6,164
                                                                  --------

  Nondepository Credit Institution - 3.0%
  Fannie Mae                                               85        6,012
                                                                  --------
--------------------------------------------------------------------------

MANUFACTURING - 48.7%
  Chemicals & Allied Products - 16.4%
  Alza Corp. (a)                                          135        6,449
  Ecolab, Inc.                                            180        5,372
  Eli Lilly & Co.                                          71        5,763
  Monsanto Co.                                            119        4,814
  Pfizer, Inc.                                             33        3,574
  Procter & Gamble Co.                                     73        6,452
                                                                  --------
                                                                    32,424
                                                                  --------

  Communications Equipment - 5.0%
  LM Ericsson ADR                             Sw          214        4,844
  Motorola, Inc.                                           99        5,158
                                                                  --------
                                                                    10,002
                                                                  --------

  Electrical Industrial Equipment - 5.2%
  Emerson Electric Co.                                     87        5,716
     General Electric Co.                                  51        4,504
                                                                  --------
                                                                    10,220
                                                                  --------

  Electronic Components - 4.4%
  Intel Corp.                                              58        5,146
  Molex, Inc., Class A                                    109        3,563
                                                                  --------
                                                                     8,709
                                                                  --------

  Fabricated Metal - 1.9%
  Gillette Co.                                             82        3,685
                                                                  --------

  Food & Kindred Products - 5.7%
  Nabisco Holdings Corp.                                  140        5,266
  Philip Morris Companies, Inc.                           119        6,094
                                                                  --------
                                                                    11,360
                                                                  --------

  Machinery & Computer Equipment - 3.7%
  Cisco Systems, Inc. (a)                                  64        4,011
  US Filter (a)                                           157        3,333
                                                                  --------
                                                                     7,344
                                                                  --------

  Measuring & Analyzing Instruments - 2.4%
  Medtronic, Inc.                                          72        4,693
                                                                  --------

  Petroleum Refining - 2.0%
  Amoco Corp. (a)                                          70        3,929
                                                                  --------

  Transportation Equipment - 2.0%
  Lear Corp.                                              126        4,051
                                                                  --------
--------------------------------------------------------------------------

MINING & ENERGY - 0.4%
  Oil & Gas Field Services
  Conoco, Inc.                                             34          838
                                                                  --------
--------------------------------------------------------------------------

RETAIL TRADE - 6.5%
  Building, Hardware & Garden Supply - 2.4%
  Home Depot, Inc.                                        110        4,768
                                                                  --------

  General Merchandise Stores - 4.1%
  Dollar General Corp.                                    149        3,559
  Wal-Mart Stores, Inc.                                    66        4,526
                                                                  --------
                                                                     8,085
                                                                  --------
--------------------------------------------------------------------------

SERVICES - 7.9%
  Auto Repair, Rental & Parking - 1.6%
  Hertz Corp., Class A                                     89        3,173
                                                                  --------

  Computer Related Services - 1.3
  IMS Health, Inc.                                         39        2,610
                                                                  --------

  Motion Pictures - 2.7%
  Time Warner,                                             58        5,383
                                                                  --------

  Personal Services - 2.3%
  Stewart Enterprises, Inc.                               194        4,467
                                                                  --------
--------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.5%
  Broadcasting - 4.1%
  CBS Corp. (a)                                           123        3,422
  Clear Channel Communications, Inc. (a)                   92        4,192
  Heftel Broadcasting Corp. (a)                            14          555
                                                                  --------
                                                                     8,169
                                                                  --------

  Electric Services - 2.8%
  AES Corp. (a)                                           135        5,506
                                                                  --------

  Telecommunication - 2.6%
  MCI WorldCom (a)                                         92        5,055
                                                                  --------

TOTAL COMMON STOCKS (cost of $167,664)(b)                          187,769
                                                                  --------

SHORT-TERM OBLIGATIONS - 8.2%                            PAR
--------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 10/30/98 due 11/02/98 at 5.380% collateralized by
  U.S. Treasury notes with various maturities
  to 2021, market value $16,491 (repurchase
  proceeds $16,296)                                   $16,289       16,289
                                                                  --------

OTHER ASSERS & LIABILITIES - (3.0)%                                 (5,940)
--------------------------------------------------------------------------

NET ASSETS - 100%                                                 $198,118
                                                                  --------

NOTES TO INVESTMENT PORTFOLIO:
<Fa>  Non-income producing.
<Fb>  Cost for federal income tax purposes is $167,687.

Summary of Securities by Country        Country      Value      % of Total
--------------------------------------------------------------------------
United States                                      $182,925        97.4
Sweden                                     Sw         4,844         2.6
                                                   --------------------
                                                   $187,769       100.0
                                                   ====================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                                Name
      -------                                ----
        ADR                       American Depositary Receipt

See notes to financial statements.


                      STATEMENT OF ASSETS & LIABILITIES
                              OCTOBER 31, 1998


(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $167,664)                         $187,769
Short-term obligations                                         16,289
                                                             --------
                                                              204,058
Receivable for:
  Fund shares sold                                 $1,644
  Dividends                                           638
  Expense reimbursement due
   from Advisor/Administrator                         125
Other                                                  17       2,424
                                                   ------------------
    Total Assets                                              206,482

LIABILITIES
Payable for:
  Investments purchased                             7,853
  Fund shares repurchased                             179
Accrued:
  Management fee                                       91
  Administration fee                                   61
  Service fee                                          39
  Distribution fee - Class B                           72
  Distribution fee - Class C                           11
  Distribution fee - Class E                           (a)
  Distribution fee - Class F                            1
  Distribution fee - Class G                           (a)
  Distribution fee - Class H                            2
  Transfer agent fee                                   36
  Bookkeeping fee                                       6
  Deferred Trustee fees                                 1
Other                                                  12
                                                   ------
    Total Liabilities                                           8,364
                                                             --------

NET ASSETS                                                   $198,118
                                                             ========
Net asset value & redemption price per share -
 Class A ($45,472/3,396)                                     $  13.39(b)
                                                             ========
Maximum offering price per share - Class A
 ($13.39/0.9425)                                             $  14.21(c)
                                                             ========

<Fa>  Rounds to less than one.
<Fb>  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
<Fc>  On sales of $50,000 or more the offering price is reduced.


Continued on next page.
See notes to financial statements.


                   STATEMENT OF ASSETS & LIABILITIES-CONT.


Net asset value & offering price per share -
 Class B ($124,829/9,457)                                    $  13.20(a)
                                                             ========

Net asset value & offering price per share -
 Class C ($18,786/1,423)                                     $  13.20(a)
                                                             ========

Net asset value & redemption price per share -
 Class E ($680/51)                                           $  13.36
                                                             ========

Maximum offering price per share - Class E
 ($13.36/0.9500)                                             $  14.06(b)
                                                             ========

Net asset value & offering price per share -
 Class F ($1,105/84)                                         $  13.21(a)
                                                             ========

Net asset value & redemption price
 per share - Class G ($3,359/251)                            $  13.38
                                                             ========

Maximum offering price per share - Class G
 ($13.38/0.9550)                                             $  14.01(b)
                                                             ========

Net asset value & offering price per share -
 Class H ($3,887/294)                                        $  13.21(a)
                                                             ========

COMPOSITION OF NET ASSETS
Capital paid in                                              $188,181
Accumulated net investment loss                                    (2)
Accumulated net realized loss                                 (10,166)
Net unrealized appreciation                                    20,105
                                                             --------
                                                             $198,118
                                                             ========

<Fa>  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
<Fb>  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.


                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1998


(in thousands)
INVESTMENT INCOME
Dividends                                                      $1,687
Interest                                                          687
                                                               ------
    Total Investment Income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $5)                                            2,374

EXPENSES
Management fee                                     $   796
Administration fee                                     528
Service fee                                            329
Distribution fee - Class B                             601
Distribution fee - Class C                              99
Distribution fee - Class E                               1
Distribution fee - Class F                               6
Distribution fee - Class G                               3
Distribution fee - Class H                              19
Transfer agent fee                                     366
Bookkeeping fee                                         56
Trustees fee                                            12
Custodian fee                                           15
Audit fee                                               15
Legal fee                                                5
Registration fee                                        82
Reports to shareholders                                  8
Other                                                   29
                                                   -------
                                                     2,970
Fees waived by the Advisor/
 Administrator                                        (159)     2,811
                                                   -------     ------
  Net Investment Loss                                            (437)
                                                               ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                   (9,588)
Net change in unrealized appreciation
 during the period                                  15,288
                                                   -------
  Net Gain                                                      5,700
                                                               ------
Increase in Net Assets from Operations                         $5,263
                                                               ======


See notes to financial statements.


                     STATEMENT OF CHANGES IN NET ASSETS


                                                Year ended    Period ended
(in thousands)                                  October 31     October 31
                                                ----------    ------------
                                                   1998        1997(a)(b)

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss                             $   (437)       $   (25)
Net realized loss                                 (9,588)          (578)
Net unrealized appreciation                       15,288          4,810
                                                --------        -------
  Net Increase from Operations                     5,263          4,207
                                                --------        -------
Fund Share Transactions:
Receipts for shares sold - Class A                33,019         16,100
Cost of shares repurchased - Class A              (6,257)          (615)
                                                --------        -------
                                                  26,762         15,485
                                                --------        -------
Receipts for shares sold - Class B                89,269         36,603
Cost of shares repurchased - Class B              (5,858)          (747)
                                                --------        -------
                                                  83,411         35,856
                                                --------        -------
Receipts for shares sold - Class C                14,237          5,703
Cost of shares repurchased - Class C              (1,755)           (90)
                                                --------        -------
                                                  12,482          5,613
                                                --------        -------
Receipts for shares sold - Class E                   312            224
Cost of shares repurchased - Class E                 (20)             -
                                                --------        -------
                                                     292            224
                                                --------        -------
Receipts for shares sold - Class F                   652            277
Cost of shares repurchased - Class F                  (8)             -
                                                --------        -------
                                                     644            277
                                                --------        -------
Receipts for shares sold - Class G                 1,975          1,067
Cost of shares repurchased - Class G                 (54)             -
                                                --------        -------
                                                   1,921          1,067
                                                --------        -------
Receipts for shares sold - Class H                 2,703            991
Cost of shares repurchased - Class H                 (88)             -
                                                --------        -------
                                                   2,615            991
                                                --------        -------
 Net Increase from Fund Share Transactions       128,127         59,513
                                                --------        -------
    Total Increase                               133,390         63,720
NET ASSETS
Beginning of period                               64,728          1,008
                                                --------        -------
End of period (net of accumulated net
 investment loss of $2 and $0, respectively)    $198,118        $64,728
                                                =======================

NUMBER OF FUND SHARES
Sold - Class A                                     2,450          1,437
Repurchased - Class A                               (478)           (53)
                                                --------        -------
                                                   1,972          1,384
                                                --------        -------
Sold - Class B                                     6,699          3,269
Repurchased - Class B                               (457)           (64)
                                                --------        -------
                                                   6,242          3,205
                                                --------        -------
Sold - Class C                                     1,066            493
Repurchased - Class C                               (138)            (8)
                                                --------        -------
                                                     928            485
                                                --------        -------
Sold - Class E                                        24             19
Repurchased - Class E                                 (2)             -
                                                --------        -------
                                                      22             19
                                                --------        -------
Sold - Class F                                        49             25
Repurchased - Class F                                 (c)             -
                                                --------        -------
                                                      49             25
                                                --------        -------
Sold - Class G                                       148             97
Repurchased - Class G                                 (4)             -
                                                --------        -------
                                                     144             97
                                                --------        -------
Sold - Class H                                       204             87
Repurchased - Class H                                 (7)             -
                                                --------        -------
                                                     197             87
                                                --------        -------


<Fa>  The Fund commenced investment operations on December 16, 1996.
      The activity shown is from the effective date of registration
      (December 30, 1996) with the Securities and Exchange Commission.
<Fb>  Effective July 1, 1997, Class D shares were redesignated Class C shares.
<Fc>  Rounds to less than one.


See notes to financial statements.


                        NOTES TO FINANCIAL STATEMENTS
                              OCTOBER 31, 1998

NOTE 1.  ACCOUNTING POLICIES

Organization: Stein Roe Advisor Tax-Managed Growth Fund (the Fund), formerly Colonial Tax-Managed Growth Fund, a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to maximize long-term capital growth while reducing shareholder exposure to taxes. The Fund may issue an unlimited number of shares. The Fund offers seven classes of shares: Class A, Class B, Class C, Class E, Class F, Class G and Class H. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class E, Class F, Class G and Class H shares are trust shares. Class E and Class G shares are sold with a front-end sales charge and are subject to an annual distribution fee and Class F and Class H shares are subject to an annual distribution fee and a contingent deferred sales charge. Class F and Class H shares will convert to Class E and Class G shares, respectively, after they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than applicable 12b-1 fees) (see Note 2:
Underwriting discounts, service and distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. Net investment income per share data reflects the distribution fee per share where applicable.

Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee where applicable.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES

Management fee: Stein Roe & Farnham, Inc. (the Advisor) is the the investment Advisor of the Fund and receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets.

Administration fee:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.40% annually of the Fund's average daily net assets.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the
Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. During the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $161,718 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $14,072, $134,496, $9,332, none, and none on Class A, Class B, Class C, Class F and Class H share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, Class F and Class H shares; 0.10% of the average net assets attributable to Class E shares; and up to 0.25% of average net assets attributable to Class G shares. The actual fee with respect to Class G shares will be 0.10% on Class G assets attributable to shares outstanding for less than five years and 0.25% on Class G assets attributable to shares outstanding five years or more.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the first $100 million of the Fund's average net assets and 1.50% annually thereafter.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION

Investment activity: For the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $229,071,039 and $107,450,194, respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for federal income tax purposes was:


      Gross unrealized appreciation                  $27,746,306
      Gross unrealized depreciation                   (7,663,901)
                                                     -----------
            Net unrealized appreciation              $20,082,405
                                                     ===========


Capital loss carryforwards: At October 31, 1998, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                      Year of                 Capital loss
                     expiration               carryforward
                     ----------               ------------

                        2005                  $   559,000
                        2006                    9,584,000
                                              -----------
                                              $10,143,000
                                              ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  OTHER OPERATIONAL AND CAPITAL ACTIVITY

For the period December 16, 1996 through December 30, 1996, the Fund had net investment income of $1,054 and unrealized appreciation of $6,829. The following is a summary of capital activity from December 16, 1996 through December 30, 1996.

                                                            Shares
Receipts for shares sold - Class A         $400,000         40,000
Receipts for shares sold - Class B         $100,000         10,000
Receipts for shares sold - Class C         $100,000         10,000
Receipts for shares sold - Class E         $100,000         10,000
Receipts for shares sold - Class F         $100,000         10,000
Receipts for shares sold - Class G         $100,000         10,000
Receipts for shares sold - Class H         $100,000         10,000

NOTE 5.  LINE OF CREDIT

The Fund may borrow up to 33 1/3 % of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1998.

NOTE 6.  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21,1998, the record date for the Meeting, the Fund had outstanding 13,558,606 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                         Authority
                                           For           Withheld
                                           ---           ---------

To elect a Board of Trustees:
  Robert J. Birnbaum                    6,978,815         314,385
  Tom Bleasdale                         6,999,672         293,528
  John Carberry                         6,994,039         299,161
  Lora S. Collins                       6,992,583         300,617
  James E. Grinnell                     6,994,039         299,161
  Richard W. Lowry                      6,993,494         299,706
  Salvatore Macera                      6,994,039         299,161
  William E. Mayer                      6,991,784         301,416
  James L. Moody, Jr.                   6,989,483         303,717
  John J. Neuhauser                     6,985,162         308,038
  Thomas E. Stitzel                     6,986,140         307,060
  Robert L. Sullivan                    6,993,894         299,306
  Anne-Lee Verville                     6,994,039         299,161

To amend fundamental investment policies regarding borrowing and lending:

                    For         Against         Abstain
                    ---         -------         -------

                 5,250,303      175,905         392,979

To approve policies for a master fund/feeder fund structure:

                    For         Against         Abstain
                    ---         -------         -------

                 5,214,990      193,857         410,341


                             FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period is as follows:

                                                     Year ended October 31
                                         -----------------------------------------------
                                                              1998
                                         Class A      Class B       Class C      Class E
                                         -------      -------       -------      -------

Net asset value -
  Beginning of period                    $12.040      $ 11.960      $11.960      $12.020
                                         -----------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income
Net investment income (loss)(a)(b)         0.029        (0.069)      (0.069)       0.016
Net realized and unrealized gain           1.321         1.309        1.309        1.324
                                         -----------------------------------------------
      Total from Investment
       Operations                          1.350         1.240        1.240        1.340
                                         -----------------------------------------------
Net asset value -
  End of period                          $13.390      $ 13.200      $13.200      $13.360
                                         ===============================================
Total return (c)(d)                        11.21%        10.37%       10.37%       11.15%
                                         ===============================================

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                1.56%         2.31%        2.31%        1.66%
Net investment income (loss) (e)            0.22%        (0.53)%      (0.53)%       0.12%
Fees and expenses waived or borne by
 the Advisor/Administrator (e)              0.12%         0.12%        0.12%        0.12%
Portfolio turnover                            91%           91%          91%          91%
Net assets at end
 of period (000)                         $45,472      $124,829      $18,786      $   680

<Fa>  Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to:
                                           $0.016       $0.016       $0.016       $0.016
<Fb>  Per share data was calculated using average shares outstanding during the period.
<Fc>  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
<Fd>  Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
<Fe>  The benefits derived from custody credits and directed brokerage arrangements had no impact.

                        FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout the period is as follows:

                                             Year ended October 31
                                        ---------------------------------
                                                      1998
                                        Class F      Class G      Class H
                                        -------      -------      -------

Net asset value -
  Beginning of period                   $11.970      $12.040      $11.960
                                        ---------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(d)      (0.069)       0.016       (0.069)
Net realized and unrealized gain          1.309        1.324        1.319
                                        ---------------------------------
      Total from Investment
       Operations                         1.240        1.340        1.250
                                        ---------------------------------
Net asset value -
  End of period                         $13.210      $13.380      $13.210
                                        =================================
Total return (e)(f)                       10.36%       11.13%       10.45%
                                        =================================

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                               2.31%        1.66%        2.31%
Net investment income (loss)(h)           (0.53)%       0.12%       (0.53)%
Fees and expenses
 waived or borne by the
 Advisor/Administrator (h)                 0.12%        0.12%        0.12%
Portfolio turnover                           91%          91%          91%
Net assets at end
 of period (000)                        $ 1,105      $ 3,359      $ 3,887

<Fa>  Net of fees and expenses waived or borne by the Advisor/Administrator
      which amounted to:                $ 0.016      $ 0.016      $ 0.016
<Fb>  The Fund commenced investment operations on December 16, 1996.  The activity shown is from the effective date of registration (December
      30, 1996) with the Securities and Exchange Commission.
<Fc>  Effective July 1, 1997, Class D shares were redesignated Class C shares.
<Fd>  Per share data was calculated using average shares outstanding during the period.
<Fe>  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
<Ff>  Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
<Fg>  Not annualized.
<Fh>  The benefits derived from custody credits and directed brokerage arrangements had no impact.
<Fi>  Annualized.

                        FINANCIAL HIGHLIGHTS - CONT.

                                                                        Period ended October 31
                                     -----------------------------------------------------------------------------------------
                                                                                1997 (b)
                                     Class A      Class B      Class C (c)      Class E      Class F      Class G      Class H
                                     -------      -------      -----------      -------      -------      -------      -------

Net asset value -
   Beginning of period $10.080       $10.080      $10.080      $10.080          $10.080      $10.080      $10.080      $10.080
                                     -----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(d)    0.040       (0.032)      (0.032)           0.030       (0.032)       0.030       (0.032)
Net realized and
 unrealized gain                       1.920        1.912        1.912            1.910        1.922        1.930        1.912
                                     -----------------------------------------------------------------------------------------
      Total from Investment
       Operations                      1.960        1.880        1.880            1.940        1.890        1.960        1.880
                                     -----------------------------------------------------------------------------------------
Net asset value -
  End of period                      $12.040      $11.960      $11.960          $12.020      $11.970      $12.040      $11.960
                                     =========================================================================================
Total return (e)(f)                    19.44%(g)    18.65%(g)    18.65%(g)        19.25%(g)    18.75%(g)    19.44%(g)    18.65%(g)
                                     =========================================================================================

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                            1.50%(i)     2.25%(i)     2.25%(i)        1.60%(i)      2.25%(i)     1.60%(i)     2.25%(i)
Net investment income (loss)(h)         0.39%(i)    (0.36)%(i)   (0.36)%(i)       0.29%(i)     (0.36)%(i)    0.29%(i)    (0.36)%(i)

Fees and expenses
 waived or borne by the
 Advisor/Administrator (h)              0.98%(i)     0.98%(i)     0.98%(i)        0.98%(i)      0.98%(i)     0.98%(i)     0.98%(i)
Portfolio turnover                        51%(g)       51%(g)       51%(g)          51%(g)        51%(g)       51%(g)       51%(g)
Net assets at end
  of period (000)                    $17,142      $38,452      $ 5,923         $   346       $   421      $ 1,288      $ 1,156

<Fa>  Net of fees and expenses waived or borne by the Advisor/Administrator
      which amounted to:             $  0.096     $ 0.096      $ 0.096         $ 0.096       $ 0.096      $ 0.096      $ 0.096
<Fb>  The Fund commenced investment operations on December 16, 1996.  The activity shown is from the effective date of registration (December
      30, 1996) with the Securities and Exchange Commission.
<Fc>  Effective July 1, 1997, Class D shares were redesignated Class C shares.
<Fd>  Per share data was calculated using average shares outstanding during the period.
<Fe>  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
<Ff>  Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
<Fg>  Not annualized.
<Fh>  The benefits derived from custody credits and directed brokerage arrangements had no impact.
<Fi>  Annualized.


                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS
OF STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Advisor Tax-Managed Growth Fund, formerly Colonial Tax-Managed Growth Fund, (a series of Colonial Trust I) at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998


                               How to Reach Us
                             by Phone or by Mail

By Telephone

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information        press  [1]
For account information                                         press  [2]
To speak to a service representative                            press  [3]
For yield and total return information                          press  [4]
For duplicate statements or new supply of checks                press  [5]
To order duplicate tax forms and year-end statements            press  [6]
(February through May)
To review your options at any time during your call             press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department -- 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the
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To request literature on any fund distributed by Liberty Funds Distributor,
Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

By Mail

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722


                         Shareholder Communications
                            to Keep You Informed

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


                   Important Information About This Report

The Transfer Agent for Stein Roe Advisor Tax-Managed Growth Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Stein Roe Advisor Tax-Managed Growth Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Stein Roe Advisor Tax-Managed Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

                                  Trustees

Robert J. Birnbaum
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John Carberry
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President--Operations, The Rockport Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

Thomas E. Stitzel
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

LIBERTY
COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR
Liberty Funds Distributor, Inc. (c) 1998
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com           MG-02/177G-1198 (12/98) 98/1316